EXHIBIT 10.4


THIS WARRANT AND THE SHARES PURCHASABLE HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION IN EFFECT UNDER SUCH ACT UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO IT DEMONSTRATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

                          Common Stock Purchase Warrant

                      To Purchase Shares of Common Stock of

                            Beacon Power Corporation

                                  June 13, 2005

FOR VALUE RECEIVED, Beacon Power Corporation, a Delaware corporation (the "Company"), hereby grants to Perseus 2000 Expansion, L.L.C. (together with its permitted successors and assigns, the "Registered Holder"), the right to purchase at any time up to and including June 13, 2010 (the "Termination Date"), the number of shares of fully paid and nonassessable Common Stock of the Company, $0.01 par value per share (the "Common Stock", and those shares of Common Stock purchasable under this Warrant being the "Warrant Shares"), equal to the product of (i) 139,745 divided by (ii) the Warrant Price (as defined below) then in effect, for a purchase price of 120% of the Per Share Price (as defined in the Investment Agreement, dated as of April 22, 2005, by and among the Company, the Registered Holder and Perseus Capital, L.L.C. ("Investment Agreement")), which Per Share Price may be adjusted from time to time for purposes of this Warrant and the calculation of the Warrant Price only during the six-month period following the date hereof pursuant to Section 2.4 of the Investment Agreement (the "Warrant Price"). For the avoidance of doubt, any adjustments to the Per Share Price under the terms of the Investment Agreement that may occur after the six-month period following the date hereof shall be disregarded for purposes of calculating the Warrant Price hereunder.

         1.       EXERCISE.

                  (a) This Warrant may be exercised by the Registered Holder on or before the Termination Date, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by the Registered Holder at the principal executive offices of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Warrant Price payable in respect of the number of Warrant Shares purchased upon such exercise.

                  (b) The Registered Holder may, at its option, elect to pay some or all of the Warrant Price payable upon an exercise of this Warrant by surrender of this Warrant at the principal executive office of the Company, or at such other office or agency as the Company may designate, together with the purchase form attached hereto as Exhibit I to exercise by means of a net issuance exercise, in which event the Company shall issue to the Registered Holder that number of Warrant Shares equal to the total number of Warrant Shares, minus the product obtained by multiplying (x) the total number of Warrant Shares (or, if only a portion of the Warrant is being exercised, the portion of the Warrant being cancelled, at the date of such calculation) by (y) a fraction, the numerator of which shall be the Warrant Price per share and the denominator of which shall be the Fair Market Value per share of Common Stock as of the Exercise Date. The "Fair Market Value" per share of Common Stock shall be determined as follows:

                               (i) As long as the Common Stock is listed on a
national securities exchange, the NASDAQ Small Cap
Market, the NASDAQ National Market or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon on the trading day immediately preceding the Exercise Date (provided that if no such price is reported on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause
(ii)).

                               (ii) In all other cases, the Fair Market Value
per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors to represent the fair market value per share of the Common Stock. Notwithstanding the foregoing, if the Board of Directors has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Board of Directors shall make a determination of the Fair Market Value per share of the Common Stock within 20 days of a request by the Registered Holder that it do so, and (B) the exercise of this Warrant pursuant to this subsection 1(b) shall be delayed until such determination is made.

                  (c) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above (the "Exercise Date"). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

                  (d) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within twenty (20) days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

                               (i) a certificate or certificates for the number
of Warrant Shares to which the Registered Holder shall be entitled upon such exercise; and

                               (ii) in case such exercise is in part only, a new
warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the sum of:
(a) the number of such shares purchased by the Registered Holder upon such exercise and (b) the number of Warrant Shares (if any) covered by the portion of this Warrant cancelled in payment of the total Warrant Price payable upon such exercise pursuant to subsection 1(b) above.

         2.       ADJUSTMENTS.

                  (a) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date on which this Warrant was first issued (the "Original Issue Date") effect a subdivision of the outstanding Common Stock, the number of Warrant Shares then in effect immediately before that subdivision shall be proportionately increased and the Warrant Price shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the number of Warrant Shares shall be proportionately decreased and the Warrant Price shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (b) Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company or in cash or other property, then and in each such event the Registered Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company and/or cash and other property which the Registered Holder would have been entitled to receive had this Warrant been exercised on the date of such event and had the Registered Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained any such securities receivable, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Registered Holder.

                  (c) Adjustment for Mergers or Reorganizations, etc. If there shall occur any reclassification, reorganization, recapitalization, consolidation, sale of all or substantially all assets or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (other than a transaction covered by subsection 2(a) above), then, following any such reclassification, reorganization, recapitalization, consolidation, sale of all or substantially all assets or merger, and without payment of any additional consideration thereof, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive if, immediately prior to such reclassification, reorganization, recapitalization, consolidation or merger, sale of all or substantially all assets, the Registered Holder had held the number of shares of Common Stock subject to this Warrant, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Registered Holder.

         The foregoing provisions of this Section 2(c) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the holder hereof for Warrant Shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.
                  (d) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 2, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable, the Warrant Price and the method of calculation of each) and showing in detail the facts upon which such adjustment or readjustment is based.

         3. FRACTIONAL SHARES. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, and shall round any fractional shares to the next highest whole number of shares. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Registered Holder an amount computed by multiplying the fractional interest by the Fair Market Value of a full share of common Stock.

         4. REPRESENTATIONS AND WARRANTIES BY THE REGISTERED HOLDER. The Registered Holder represents and warrants to the Company as follows:

                  (a) Upon each exercise hereof, the Registered Holder must reaffirm to the Company that the Registered Holder is an "accredited investor" as that term is defined in Rule 501 under the Securities Act of 1933, as amended (the "Act"). The Registered Holder is purchasing the Warrant and the Warrant Shares for such Registered Holder's own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Act. The Registered Holder understands that the Warrant and the Warrant Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, which exemption depends upon, among other things, the bona fide nature of Registered Holder's investment intent as expressed herein. In this connection, the Registered Holder understands that, in the view of the U.S. Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if the Registered Holder's representation was predicated solely upon a present intention to hold the Warrant or the Warrant Shares for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Warrant or the Warrant Shares, or for a period of one year or any other fixed period in the future.

                  (b) The Registered Holder understands that the Warrant and the Warrant Shares must be held by the Registered Holder indefinitely, and that the Registered Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration. The Registered Holder further understands that the Warrant and the Warrant Shares have not been qualified under any state's blue sky laws by reason of their issuance in a transaction exempt from the qualification requirements of applicable blue sky laws, which exemptions depend upon, among other things, the bona fide nature of the Registered Holder's investment intent expressed above. In addition, the Registered Holder understands that any certificate evidencing the Warrant and the Warrant Shares will be imprinted with a legend that prohibits the transfer of the Warrant and the Warrant Shares unless they are registered or such registration is not required in the opinion of counsel for the Company.

                  (c) The Registered Holder is familiar with the provisions of Rule 144, promulgated under the Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

                  (d) The Registered Holder further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

         5.       REQUIREMENTS FOR TRANSFER.

                  (a) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Act and under applicable state securities or blue sky laws, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

                  (b) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION IN EFFECT UNDER SUCH ACT UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO IT DEMONSTRATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as (i) they become eligible for resale pursuant to an effective registration statement or Rule 144(k) under the Act or (ii) the Company shall have received either an opinion of counsel or a "no-action" letter from the SEC to the effect that any transfer of the Warrant Shares represented by such certificates will not violate the Act and applicable state securities laws.

         6. NO IMPAIRMENT. The Company will not, by amendment of its charter through reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

         7. NOTICES OF RECORD DATE, ETC. In the event:

                  (a) that the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or
                  (b) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity and its Common Stock is not converted into or exchanged for any other securities or property), or any transfer of all or substantially all of the assets of the Company; or

                  (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten days prior to the record date or effective date for the event specified in such notice.

         8. STOCK FULLY PAID, RESERVATION OF STOCK. All of the Warrant Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the purchase price therefor, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges except for restrictions on transfer provided for herein or under applicable federal and state securities laws. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of shares of Common Stock and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

         9. EXCHANGE OF WARRANTS. Upon the surrender of this Warrant by the Registered Holder, properly endorsed, to the Company at the principal executive offices of the Company, the Company will, subject to the provisions of Sections 4 and 5 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

         10. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (without any obligation for a surety or other security therefor) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

         11. TRANSFERS, ETC.

                  (a) The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

                  (b) This Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment in a form reasonably acceptable to the Company at the principal executive offices of the Company.

                  (c) Until any transfer of this Warrant is made in the Warrant register, the Company may treat the Registered Holder as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         12. MAILING OF NOTICES, ETC. All notices and other communications from the Company to the Registered Holder shall be mailed by first-class certified or registered mail, postage prepaid, to the address last furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal executive office. If the Company should at any time change the location of its principal executive office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal executive office at the particular time shall be as so specified in such notice.

         13. NO RIGHTS AS STOCKHOLDER. Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

         15. CHANGE OR WAIVER. Any term of this Warrant may be amended or waived upon the written consent of the Company and the Registered Holder.

         16. SECTION HEADINGS. The Section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

         17. GOVERNING LAW. This Warrant will be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to the conflict or choice of law provision thereof that would give rise the application of the domestic substantive law of any other jurisdiction.

         EXECUTED as of the Date of Issuance indicated above.


                            BEACON POWER CORPORATION


                            By: /s/ James M. Spiezio
                                ------------------------
                             Name: James M. Spiezio
                            Title: Chief Financial Officer

                                    EXHIBIT I

                                  PURCHASE FORM

To:  Beacon Power Corporation                       Dated:  ____________


The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase (check applicable box):

         |_|      _____ shares of the Common Stock covered by such Warrant; or

         |_| the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 1(b).

The undersigned herewith makes payment of the full Warrant Price for such shares at the price per share provided for in such Warrant, which is $____.

Such payment takes the form of (check applicable box or boxes):

         |_|      $______ in lawful money of the United States; and/or

         |_| the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 1(b).


Please issue a certificate representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.


              Name of Entity:
                             -------------------------------------

              Signature of
              Authorized Person:
                                 -----------------------------------

              Address:
                      --------------------------------------------



              Date:
                   --------------------------------------------